UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 16, 2023

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway,	Redwood City,	California	94065-1175
(Address of Principal Executive Offices)			(Zip Code)

(650)	628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2023, Electronic Arts Inc. (“EA”) announced organization updates with changes to the executive team. Stuart Canfield was appointed Executive Vice President, Chief Financial Officer, effective June 20, 2023 (the “Effective Date”), following the decision of Chris Suh to step down as Chief Financial Officer with a departure date of June 30, 2023. In addition, EA announced Laura Miele has been appointed President of EA Entertainment, Technology and Central Development, effective June 20, 2023. In this role, she will oversee the development and production of key games and services in the EA Entertainment portfolio, while continuing to lead central technology and development services to drive execution and operational efficiencies. The announcement also noted that Chris Bruzzo, EA’s Chief Experience Officer informed the Company of his decision to retire with an effective date of June 30, 2023.

A 20 year veteran of EA, Mr. Canfield, age 44 has held several positions of increasing responsibility within EA's finance organization since joining EA in 2003, including Senior Vice President, Enterprise Finance and Investor Relations from March 2023 to June 2023; Senior Vice President, Finance – Head of Global Financial Planning & Analysis from October 2021 to February 2023; and Senior Vice President, Finance – Head of Corporate & Global Studios from June 2018 to September 2021. Mr. Canfield holds a B.A. from the University of London. Mr. Canfield has deep experience across global finance, investor relations and operational leadership within EA and the interactive entertainment industry. He has led the financial strategy of EA’s studios organization and, more recently, EA’s enterprise financial planning and investor relations functions.

In connection with his appointment as Executive Vice President, Chief Financial Officer, EA entered into an offer letter with Mr. Canfield setting forth the terms of his employment and compensation. Under the terms of the offer letter, Mr. Canfield’s annual base salary will be $625,000, and he will be eligible for an annual cash bonus with a target bonus opportunity equal to 100% of his base salary. Funding for Mr. Canfield’s annual cash bonus will be based 60% on company financial performance and 40% on company business performance, in each case, based on pre-established goals approved by the Compensation Committee (the “Compensation Committee”) of EA’s Board of Directors. The actual bonus award, if earned, will also be based on achievement against individual performance objectives.

Mr. Canfield will be granted an equity award consisting of restricted stock units (“RSUs”) with a grant date value of $2,400,000, and performance-based restricted stock units (“PRSUs”) with a target grant date value of $3,600,000. It is expected that the equity award will be granted on or about June 21, 2023. The structure of the equity award is intended to put a significant portion of Mr. Canfield’s compensation at risk, in order to align with the interests of our stockholders and to promote long-term retention in our highly competitive industry and geographic area. In addition, the grant date value of the award was determined in consideration of the market compensation paid to chief financial officers among the peer group of companies that the Compensation Committee references for executive compensation.

Subject to Mr. Canfield’s continued employment with EA on the applicable vesting dates, the RSUs will vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date and one-sixth of the RSUs vesting every six months thereafter until the RSUs are fully vested. The PRSUs will be subject to the same vesting terms as the PRSU awards granted to EA’s named executive officers, including: cliff-vesting at the end of a three-year performance period, with one-third of the award based on relative total stockholder return performance compared to the Nasdaq-100 Index over such three-year period, one-third based on annual net bookings performance for each fiscal year during the performance period, and one-third based on annual non-GAAP operating income performance for each fiscal year during the performance period. The equity award will be granted under EA’s 2019 Equity Incentive Plan (the “Equity Plan”) and will be subject to the terms of the Equity Plan and the applicable RSU and PRSU award agreements. Further information regarding the structure of the PRSUs may be found in EA’s Proxy Statement, filed on June 24, 2022.

Mr. Canfield will be eligible to participate in employee benefit plans and arrangements generally available to EA’s U.S. employees and similarly-situated senior executives of EA from time to time.

The foregoing description of Mr. Canfield’s compensation arrangements under the offer letter is qualified in its entirety by reference to the offer letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

There are no arrangements or understandings between Mr. Canfield and any other persons, pursuant to which he was appointed as Chief Financial Officer. There are no family relationships between Mr. Canfield and any director or executive officer of EA. Mr. Canfield has not engaged in any related person transaction (as defined in Item 404(a) of Regulation S-K) with EA.

Mr. Suh will not receive severance payments in connection with his resignation from EA and all unvested equity awards will be forfeited. Pursuant to the terms of Mr. Suh’s Offer Letter for Employment, dated January 14, 2022, he will repay a portion of his sign-on bonus and his relocation benefits as a result of his departure.

Item 7.01     Regulation FD Disclosure.

On June 20, 2023, Chief Executive Officer Andrew Wilson shared organization updates to employees, which was published on the Company’s website at www.ea.com/news. A copy of the blog posting is attached hereto as Exhibit 99.1.

The information provided in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Exchange Act or the Securities Act, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Offer letter for Employment at Electronic Arts Inc. to Stuart Canfield, dated June 19, 2023*
99.1	EA Blog Posting from ea.com/news, dated June 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Management Contract or compensatory plan or arrangement

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Offer letter for Employment at Electronic Arts Inc. to Stuart Canfield, dated June 19, 2023*
99.1	EA Blog Posting from ea.com/news, dated June 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*Management Contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	June 20, 2023	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Chief Legal Officer and Corporate Secretary